Fees Summary	Aug. 25, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	66,234.83
Total Transaction Valuation	479,614,976.16
Total Offset Amount	0.00
Net Fee	$ 66,234.83